UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	April 30, 2014

CLEARBRIDGE

SELECT FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide long-term growth of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of ClearBridge Select Fund for the six-month reporting period ended April 30, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

May 30, 2014

II	ClearBridge Select Fund

Investment commentary

Economic review

After generally expanding at a moderate pace since the end of the Great Recession, the U.S. economy experienced a setback toward the end of the six months ended April 30, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% during the third quarter of 2013, its best reading since the fourth quarter of 2011. The economy then moderated during the fourth quarter of 2013, as GDP growth was 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments. The Commerce Department’s second reading for first quarter 2014 GDP growth, released after the reporting period ended, was -1.0%. This represented the first negative reading for GDP growth since the first quarter of 2011. The contraction was partially attributed to severe winter weather in the U.S., as well as slower growth overseas. In particular, the Commerce Department reported that moderating growth “primarily reflected negative contributions from private inventory investment, exports, nonresidential fixed investment, state and local government spending, and residential fixed investment that were partly offset by a positive contribution from personal consumption expenditures.”

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.0%. Unemployment then declined to 6.7% in December and 6.6% in January 2014, the latter being its lowest level since October 2008. Unemployment then ticked up to 6.7% in February 2014 and was unchanged in March 2014. Unemployment then fell to 6.3% in April, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in April 2014, matching its lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 35.3% of the 9.8 million Americans looking for work in April 2014 had been out of work for more than six months.

Sales of existing-homes declined at times during the reporting period given rising mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), existing-home sales rose 1.3% on a seasonally adjusted basis in April 2014 versus the previous month’s sales. This marked the first month-over-month sales increase in 2014. The NAR reported that the median existing-home price for all housing types was $201,700 in April 2014, up 5.2% from April 2013. The inventory of homes available for sale in April 2014 was 16.8% higher than the previous month at a 5.9 month supply at the current sales pace and 6.5% higher than in April 2013.

The manufacturing sector continued to expand, although it temporarily decelerated in early 2014. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all six months of the reporting period. It peaked in November 2013, with a PMI of 57.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s highest reading since April 2011. The PMI then moderated somewhat in December 2013 to 56.5 and fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up to 53.2 in February, 53.7 in March and 54.9 in April 2014. During April 2014, seventeen of the eighteen industries within the PMI expanded, versus fourteen expanding in March 2014.

ClearBridge Select Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At a press conference following its meeting that ended on June 19, 2013, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program. Then, at its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion per month ($30 billion per month of agency MBS and $35 billion per month of longer-term Treasury securities). This was Ben Bernanke’s final meeting as the Chairman of the Federal Reserve Board. Janet Yellen was approved by the U.S. Senate in January 2014, and became Chair of the Fed on February 3, 2014. At its meeting that concluded on March 19, 2014, the Fed announced a further tapering of its asset purchases in April to a total of $55 billion per month ($25 billion per month of agency MBS and $30 billion per month of longer-term Treasuries). Finally, at its meeting that ended on April 30, 2014, the Fed cut its monthly asset purchases. Beginning in May, it will buy a total of $45 billion per month ($20 billion per month of agency MBS and $25 billion per month of longer-term Treasuries).

Q. What factors impacted the U.S. stock market during the reporting period?

A. While there were periods of volatility and several “flights to quality,” the U.S. stock market generated strong results during the reporting period. Despite a number of macro issues, including some mixed economic data and geopolitical concerns, the market posted positive results during the first two months of the period. The market then weakened in January 2014, due to concerns related to China’s economy and the potential for moderating global growth. However, the setback was only temporary, as stocks rallied sharply in February given generally solid corporate profits and robust investor demand. Despite some mixed economic data and increased geopolitical issues, the market was highly resilient and posted modest gains in March and April 2014. All told, for the six months ended April 30, 2014, the S&P 500 Indexv gained 8.36%.

IV	ClearBridge Select Fund

Looking at the U.S. stock market more closely, large-cap stocks generated the best returns during the six months ended April 30, 2014, with the Russell 1000 Indexvi returning 8.25%. In contrast, the Russell Midcap Indexvii returned 7.76% and small-cap stocks, as measured by the Russell 2000 Indexviii, returned 3.08%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 6.49% and 9.24%, respectively.

Performance review

For the six months ended April 30, 2014, Class IS shares of ClearBridge Select Fund returned 0.50%. The Fund’s unmanaged benchmark the Russell 3000 Indexxi returned 7.83% for the same period. The Lipper Global Small-/Mid-Cap Funds Category Average1 returned 4.40% over the same time frame.

Performance Snapshot as of April 30, 2014 (unaudited)
(excluding sales charges)	6 months
ClearBridge Select Fund:
Class A	0.33%
Class C	-0.18%
Class FI	0.24%
Class I	0.43%
Class IS	0.50%
Russell 3000 Index	7.83%
Lipper Global Small-/Mid-Cap Funds Category Average[1]	4.40%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2014, the gross total annual operating expense ratio for Class A, Class C, Class FI, Class I and Class IS shares were 3.35%, 4.09%, 3.41%, 3.13% and 2.94%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses, expenses related to short sales and acquired fund fees and expenses, to

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 132 funds in the Fund’s Lipper category, and excluding sales charges.

ClearBridge Select Fund	V

Investment commentary (cont’d)

average net assets is not expected to exceed 1.50% for Class A shares, 2.25% for Class C shares, 1.50% for Class FI shares, 1.15% for Class I shares and 1.05% for Class IS shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

May 30, 2014

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. As a non-diversified fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the fund’s losses from events affecting a particular issuer. Investments in privately placed securities involve additional risks, including that the issuers of such securities are not typically subject to the same disclosure and other regulatory requirements and oversight to which public issuers are subject. There may be very little public information available about the issuers and they may have limited liquidity. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	ClearBridge Select Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

vii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

viii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

ix

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xi	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ClearBridge Select Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2014 and October 31, 2013 and does not include derivatives such as written options. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less that 0.1%

ClearBridge Select Fund 2014 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2013 and held for the six months ended April 30, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.33%	$1,000.00	$1,003.30	1.00%	$4.97	Class A	5.00%	$1,000.00	$1,019.84	1.00%	$5.01
Class C	-0.18	1,000.00	998.20	2.25	11.15	Class C	5.00	1,000.00	1,013.64	2.25	11.23
Class FI	0.24	1,000.00	1,002.40	1.50	7.45	Class FI	5.00	1,000.00	1,017.36	1.50	7.50
Class I	0.43	1,000.00	1,004.30	1.05	5.22	Class I	5.00	1,000.00	1,019.59	1.05	5.26
Class IS	0.50	1,000.00	1,005.00	1.05	5.22	Class IS	5.00	1,000.00	1,019.59	1.05	5.26

2	ClearBridge Select Fund 2014 Semi-Annual Report

[1]	For the six months ended April 30, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

ClearBridge Select Fund 2014 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2014

ClearBridge Select Fund

Security	Shares	Value
Common Stocks — 96.0%
Consumer Discretionary — 15.0%
Auto Components — 1.2%
Fox Factory Holding Corp.	7,511	$127,612	*
Hotels, Restaurants & Leisure — 1.9%
Bally Technologies Inc.	3,308	215,384	*
Internet & Catalog Retail — 2.9%
Priceline Group Inc.	164	189,871	*
TripAdvisor Inc.	1,701	137,338	*
Total Internet & Catalog Retail		327,209
Media — 2.6%
Lions Gate Entertainment Corp.	10,913	289,522
Specialty Retail — 6.4%
Advance Auto Parts Inc.	1,382	167,623
Jos. A. Bank Clothiers Inc.	2,457	158,599	*
Ross Stores Inc.	3,615	246,109
Urban Outfitters Inc.	3,998	142,549	*
Total Specialty Retail		714,880
Total Consumer Discretionary		1,674,607
Consumer Staples — 2.2%
Food & Staples Retailing — 2.2%
Sprouts Farmers Market Inc.	2,230	71,293	*
Susser Holdings Corp.	2,303	178,206	*
Total Consumer Staples		249,499
Energy — 3.0%
Energy Equipment & Services — 3.0%
Oceaneering International Inc.	4,532	332,105
Financials — 5.6%
Banks — 1.8%
CIT Group Inc.	4,713	202,895
Capital Markets — 1.9%
Financial Engines Inc.	4,701	208,019
Diversified Financial Services — 0.3%
Primus Guaranty Ltd.	4,240	34,090	*
Real Estate Management & Development — 1.6%
CBRE Group Inc., Class A Shares	6,690	178,221	*
Total Financials		623,225

See Notes to Financial Statements.

4	ClearBridge Select Fund 2014 Semi-Annual Report

ClearBridge Select Fund

Security	Shares	Value
Health Care — 12.5%
Biotechnology — 4.5%
Acorda Therapeutics Inc.	2,716	$96,282	*
Alexion Pharmaceuticals Inc.	2,534	400,879	*
Total Biotechnology		497,161
Health Care Equipment & Supplies — 1.6%
Insulet Corp.	4,827	181,640	*
Health Care Providers & Services — 0.9%
Accretive Health Inc.	11,595	93,340	*
Health Care Technology — 2.2%
athenahealth Inc.	2,013	248,887	*
Life Sciences Tools & Services — 1.5%
Parexel International Corp.	3,730	169,156	*
Pharmaceuticals — 1.8%
Auxilium Pharmaceuticals Inc.	7,221	162,545	*
Pacira Pharmaceuticals Inc.	529	36,231	*
Total Pharmaceuticals		198,776
Total Health Care		1,388,960
Industrials — 6.5%
Commercial Services & Supplies — 3.3%
Copart Inc.	9,952	360,959	*
Machinery — 0.9%
Chart Industries Inc.	1,463	99,806	*
Trading Companies & Distributors — 2.3%
H&E Equipment Services Inc.	6,695	258,092	*
Total Industrials		718,857
Information Technology — 45.0%
Internet Software & Services — 18.4%
Baidu Inc., ADR	1,443	222,006	*
comScore Inc.	2,153	67,453	*
Cornerstone OnDemand Inc.	7,338	269,745	*
E2open Inc.	7,649	132,098	*
GrubHub Inc.	4,640	143,608	*
LivePerson Inc.	20,372	201,683	*
Marketo Inc.	4,528	122,890	*
MercadoLibre Inc.	2,356	219,744
OPOWER Inc.	4,240	77,380	*
Trulia Inc.	9,169	311,746	*
Wix.com Ltd.	3,779	77,432	*

See Notes to Financial Statements.

ClearBridge Select Fund 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

April 30, 2014

ClearBridge Select Fund

Security	Shares	Value
Internet Software & Services — continued
XO Group Inc.	19,248	$204,414	*
Total Internet Software & Services		2,050,199
IT Services — 2.6%
ServiceSource International Inc.	19,535	121,898	*
Visa Inc., Class A Shares	813	164,722
Total IT Services		286,620
Software — 20.9%
Adobe Systems Inc.	3,003	185,255	*
Barracuda Networks Inc.	2,918	75,372	*
BroadSoft Inc.	7,676	194,817	*
Citrix Systems Inc.	4,792	284,213	*
FireEye Inc.	1,030	40,438	*
Fortinet Inc.	12,868	282,839	*
MicroStrategy Inc., Class A Shares	856	103,944	*
Monotype Imaging Holdings Inc.	11,954	315,705
Qualys Inc.	10,687	206,152	*
ServiceNow Inc.	2,190	108,887	*
Solarwinds Inc.	6,269	252,766	*
Tableau Software Inc., Class A Shares	3,097	171,171	*
Varonis Systems Inc.	2,300	58,121	*
Verint Systems Inc.	936	40,969	*
Total Software		2,320,649
Technology Hardware, Storage & Peripherals — 3.1%
Apple Inc.	327	192,959
EMC Corp.	6,046	155,987
Total Technology Hardware, Storage & Peripherals		348,946
Total Information Technology		5,006,414
Materials — 2.6%
Chemicals — 2.6%
Rockwood Holdings Inc.	4,026	286,047
Telecommunication Services — 3.6%
Wireless Telecommunication Services — 3.6%
SBA Communications Corp., Class A Shares	4,414	396,201	*
Total Common Stocks (Cost — $9,283,899)		10,675,915
Preferred Stocks — 0.9%
Consumer Discretionary — 0.9%
Media — 0.9%
Turn Inc., Series E (Cost — $105,301)	12,626	105,301	(a)(b)(c)

See Notes to Financial Statements.

6	ClearBridge Select Fund 2014 Semi-Annual Report

ClearBridge Select Fund

Security		Expiration Date	Contracts	Value
Purchased Options — 0.0%
Lumber Liquidators Holdings Inc., Call @ $90.00 (Cost — $5,049)		5/17/14	20	$4,200
Total Investments before Short-Term Investments (Cost — $9,394,249)				10,785,416

	Rate	Maturity Date	Face Amount
Short-Term Investments — 1.7%
Repurchase Agreements — 1.7%
Interest in $1,600,000,000 joint tri-party repurchase agreement dated 4/30/14 with RBS Securities Inc.; Proceeds at maturity — $146,081; (Fully collateralized by various U.S. government obligations, 0.125% to 1.625% due 1/15/15 to 7/15/23; Market value — $149,003)	0.040%	5/1/14	$146,081	146,081
Interest in $459,133,000 joint tri-party repurchase agreement dated 4/30/14 with Deutsche Bank Securities Inc.; Proceeds at maturity — $41,919; (Fully collateralized by various U.S. government obligations, 0.000% to 4.500% due 7/31/14 to 2/15/43; Market value — $42,984)	0.050%	5/1/14	41,919	41,919
Total Short-Term Investments (Cost — $188,000)				188,000
Total Investments — 98.6% (Cost — $9,582,249#)				10,973,416
Other Assets in Excess of Liabilities — 1.4%				153,391
Total Net Assets — 100.0%				$11,126,807

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(c)	Illiquid security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Lumber Liquidators Holdings Inc., Put (Premiums received — $6,661)	6/21/14	$80.00	20	$5,200

See Notes to Financial Statements.

ClearBridge Select Fund 2014 Semi-Annual Report	7

Statement of assets and liabilities (unaudited)

April 30, 2014

Assets:
Investments, at value (Cost — $9,582,249)	$10,973,416
Cash	658
Deposits with brokers for open written options	168,000
Receivable for Fund shares sold	6,314
Receivable from investment manager	4,088
Dividends receivable	477
Prepaid expenses	42,126
Total Assets	11,195,079

Liabilities:
Written options, at value (premiums received — $6,661)	5,200
Service and/or distribution fees payable	37
Accrued expenses	63,035
Total Liabilities	68,272
Total Net Assets	$11,126,807

Net Assets:
Par value (Note 7)	$8
Paid-in capital in excess of par value	9,408,983
Overdistributed net investment income	(22,649)
Accumulated net realized gain on investments and written options	347,837
Net unrealized appreciation on investments and written options	1,392,628
Total Net Assets	$11,126,807

Shares Outstanding:
Class A	9,528
Class C	777
Class FI	1,039
Class I	287,750
Class IS	516,290

Net Asset Value:
Class A (and redemption price)	$13.56
Class C*	$13.49
Class FI (and redemption price)	$13.55
Class I (and redemption price)	$13.68
Class IS (and redemption price)	$13.63
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$14.39

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

8	ClearBridge Select Fund 2014 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2014

Investment Income:
Dividends	$48,912
Interest	113
Less: Foreign taxes withheld	(134)
Total Investment Income	48,891

Expenses:
Investment management fee (Note 2)	46,008
Registration fees	37,276
Audit and tax	16,776
Shareholder reports	14,061
Fund accounting fees	8,974
Legal fees	5,638
Transfer agent fees (Note 5)	4,681
Custody fees	291
Trustees’ fees	278
Insurance	228
Service and/or distribution fees (Notes 2 and 5)	149
Miscellaneous expenses	2,721
Total Expenses	137,081
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(86,099)
Net Expenses	50,982
Net Investment Loss	(2,091)

Realized and Unrealized Gain (Loss) on Investments and Written Options (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	336,228
Written options	11,610
Net Realized Gain	347,838
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(580,007)
Written options	(3,099)
Change in Net Unrealized Appreciation (Depreciation)	(583,106)
Net Loss on Investments and Written Options	(235,268)
Decrease in Net Assets from Operations	$(237,359)

See Notes to Financial Statements.

ClearBridge Select Fund 2014 Semi-Annual Report	9

Statements of changes in net assets

For the Six Months Ended April 30, 2014 (unaudited) and the Period Ended October 31, 2013	2014	2013†

Operations:
Net investment loss	$(2,091)	$(46,411)
Net realized gain	347,838	296,110
Change in net unrealized appreciation (depreciation)	(583,106)	1,975,734
Increase (Decrease) in Net Assets From Operations	(237,359)	2,225,433

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(8,901)	—
Net realized gains	(296,111)	—
Decrease in Net Assets From Distributions to Shareholders	(305,012)	—

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	3,593,188	5,681,493
Reinvestment of distributions	294,169	—
Cost of shares repurchased	(97,059)	(28,046)
Increase in Net Assets From Fund Share Transactions	3,790,298	5,653,447
Increase in Net Assets	3,247,927	7,878,880

Net Assets:
Beginning of period	7,878,880	—
End of period*	$11,126,807	$7,878,880
*Includesoverdistributed net investment income and accumulated net investment loss, respectively, of:	$(22,649)	$(11,657)

†	For the period November 30, 2012 (inception date) to October 31, 2013.

See Notes to Financial Statements.

10	ClearBridge Select Fund 2014 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2014[2]	2013[3]

Net asset value, beginning of period	$14.05	$14.04

Income (loss) from operations:
Net investment loss	(0.04)	(0.02)
Net realized and unrealized gain	0.08	0.03
Total income from operations	0.04	0.01

Less distributions from:
Net investment income	(0.01)	—
Net realized gains	(0.52)	—
Total distributions	(0.53)	—

Net asset value, end of period	$13.56	$14.05
Total return[4]	0.33%	0.07%

Net assets, end of period (000s)	$129	$10

Ratios to average net assets:
Gross expenses[5]	2.76%	6.95%
Net expenses[5,6,7,8]	1.00	1.50
Net investment loss[5]	(0.55)	(1.41)

Portfolio turnover rate	13%	16%†

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]	For the period September 23, 2013 (inception date) to October 31, 2013.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses, expenses related to short sales and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

†	For the period November 30, 2012 (inception date) to October 31, 2013.

See Notes to Financial Statements.

ClearBridge Select Fund 2014 Semi-Annual Report	11

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2014[2]	2013[3]

Net asset value, beginning of period	$14.04	$14.04

Income (loss) from operations:
Net investment loss	(0.09)	(0.03)
Net realized and unrealized gain	0.06	0.03
Total income (loss) from operations	(0.03)	0.00

Less distributions from:
Net investment income	(0.00) [4]	—
Net realized gains	(0.52)	—
Total distributions	(0.52)	—

Net asset value, end of period	$13.49	$14.04
Total return[5]	(0.18)%	0.00%

Net assets, end of period (000s)	$11	$10

Ratios to average net assets:
Gross expenses[6]	4.05%	7.69%
Net expenses[6,7,8,9]	2.25	2.25
Net investment loss[6]	(1.22)	(2.15)

Portfolio turnover rate	13%	16%†

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]	For the period September 23, 2013 (inception date) to October 31, 2013.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses, expenses related to short sales and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

†	For the period November 30, 2012 (inception date) to October 31, 2013.

See Notes to Financial Statements.

12	ClearBridge Select Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2014[2]	2013[3]

Net asset value, beginning of period	$14.04	$10.00

Income (loss) from operations:
Net investment loss	(0.03)	(0.14)
Net realized and unrealized gain	0.06	4.18
Total income from operations	0.03	4.04

Less distributions from:
Net realized gains	(0.52)	—
Total distributions	(0.52)	—

Net asset value, end of period	$13.55	$14.04
Total return[4]	0.24%	40.40%

Net assets, end of period (000s)	$14	$14

Ratios to average net assets:
Gross expenses[5]	3.32%	6.45%
Net expenses[5,6,7,8]	1.50	1.50
Net investment loss[5]	(0.47)	(1.26)

Portfolio turnover rate	13%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]	For the period November 30, 2012 (inception date) to October 31, 2013.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses, expenses related to short sales and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Select Fund 2014 Semi-Annual Report	13

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2014[2]	2013[3]

Net asset value, beginning of period	$14.15	$10.00

Income (loss) from operations:
Net investment loss	(0.01)	(0.07)
Net realized and unrealized gain	0.07	4.22
Total income from operations	0.06	4.15

Less distributions from:
Net investment income	(0.01)	—
Net realized gains	(0.52)	—
Total distributions	(0.53)	—

Net asset value, end of period	$13.68	$14.15
Total return[4]	0.43%	41.50%

Net assets, end of period (000s)	$3,937	$842

Ratios to average net assets:
Gross expenses[5]	2.73%	5.88%
Net expenses[5,6,7,8]	1.05	0.89
Net investment loss[5]	(0.09)	(0.64)

Portfolio turnover rate	13%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]	For the period November 30, 2012 (inception date) to October 31, 2013.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses, expenses related to short sales and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14	ClearBridge Select Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2014[2]	2013[3]

Net asset value, beginning of period	$14.10	$10.00

Income (loss) from operations:
Net investment loss	(0.00) [4]	(0.09)
Net realized and unrealized gain	0.07	4.19
Total income from operations	0.07	4.10

Less distributions from:
Net investment income	(0.02)	—
Net realized gains	(0.52)	—
Total distributions	(0.54)	—

Net asset value, end of period	$13.63	$14.10
Total return[5]	0.50%	41.00%

Net assets, end of period (000s)	$7,036	$7,003

Ratios to average net assets:
Gross expenses[6]	2.86%	5.97%
Net expenses[6,7,8,9]	1.05	1.05
Net investment loss[6]	(0.02)	(0.81)

Portfolio turnover rate	13%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]	For the period November 30, 2012 (inception date) to October 31, 2013.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses, expenses related to short sales and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Select Fund 2014 Semi-Annual Report	15

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

ClearBridge Select Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

16	ClearBridge Select Fund 2014 Semi-Annual Report

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge Select Fund 2014 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$10,675,915	—	—	$10,675,915
Preferred stocks	—	—	$105,301	105,301
Purchased options	4,200	—	—	4,200
Total long-term investments	$10,680,115	—	$105,301	$10,785,416
Short-term investments†	—	$188,000	—	188,000
Total investments	$10,680,115	$188,000	$105,301	$10,973,416

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$5,200	—	—	$5,200

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the

18	ClearBridge Select Fund 2014 Semi-Annual Report

difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

ClearBridge Select Fund 2014 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

20	ClearBridge Select Fund 2014 Semi-Annual Report

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of April 30, 2014, the Fund held written options with credit related contingent features which had a liability position of $5,200. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have

ClearBridge Select Fund 2014 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.95% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses, expenses related to short sales and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class I and Class IS shares did not exceed 1.50%, 2.25%, 1.50%, 1.15% and 1.05%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

During the six months ended April 30, 2014, fees waived and/or expenses reimbursed amounted to $86,099.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

22	ClearBridge Select Fund 2014 Semi-Annual Report

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2014, LMIS and its affiliates did not retain any sales charges on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2014, there were no CDSCs paid to LMIS and its affiliates.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended April 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$4,939,178
Sales	1,172,058

At April 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,607,980
Gross unrealized depreciation	(216,813)
Net unrealized appreciation	$1,391,167

During the six months ended April 30, 2014, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of October 31, 2013	16	$5,072
Options written	62	13,199
Options closed	—	—
Options exercised	(10)	(2,720)
Options expired	(48)	(8,890)
Written options, outstanding as of April 30, 2014	20	$6,661

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2014.

ASSET DERIVATIVES[1]
Equity Risk
Purchased options[2]	$4,200

ClearBridge Select Fund 2014 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

LIABILITY DERIVATIVES[1]
Equity Risk
Written options	$5,200

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Purchased options[1]	$(4,370)
Written options	11,610
Total	$7,240

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Purchased options[1]	$2,921
Written options	(3,099)
Total	$(178)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the six months ended April 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$686
Written options	1,603

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at April 30, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Written options	$5,200	$(5,200)	—

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

24	ClearBridge Select Fund 2014 Semi-Annual Report

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, of the average daily net assets of each respective class. The fund also pays a distribution fee with respect to its Class C shares calculated at an annual rate of 0.75% of the average daily net assets of the class. Service and distribution fees are accrued daily and paid monthly.

For the six months ended April 30, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$75	$35
Class C	55	14
Class FI	19	21
Class I	—	2,305
Class IS	—	2,306
Total	$149	$4,681

For the six months ended April 30, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$529
Class C	99
Class FI	135
Class I	18,745
Class IS	66,591
Total	$86,099

6. Distributions to shareholders by class

	Six Months Ended April 30, 2014	Period Ended October 31, 2013
Net Investment Income:		—
Class A	$9	—
Class C	2	—
Class FI	—	—
Class I	483	—
Class IS	8,407	—
Total	$8,901	—

Net Realized Gains:
Class A	$371	—
Class C	389	—
Class FI	520	—
Class I	36,390	—
Class IS	258,441	—
Total	$296,111	—

ClearBridge Select Fund 2014 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

7. Shares of beneficial interest

At April 30, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2014		Period Ended October 31, 2013
	Shares	Amount	Shares		Amount
Class A
Shares sold	13,626	$205,177	712	†	$10,000	†
Shares issued on reinvestment	28	380	—		—
Shares repurchased	(4,838)	(72,949)	—		—
Net increase	8,816	$132,608	712	†	$10,000	†

Class C
Shares sold	36	$500	712	†	$10,000	†
Shares issued on reinvestment	29	391	—		—
Net increase	65	$891	712	†	$10,000	†

Class FI
Shares sold	—	—	1,000	‡	$10,000	‡
Shares issued on reinvestment	39	$520	—		—
Net increase	39	$520	1,000	‡	$10,000	‡

Class I
Shares sold	227,992	$3,387,511	60,224	‡	$671,493	‡
Shares issued on reinvestment	1,918	26,030	—		—
Shares repurchased	(1,669)	(24,110)	(715)	‡	(8,046)	‡
Net increase	228,241	$3,389,431	59,509	‡	$663,447	‡

Class IS
Shares sold	—	—	498,000	‡	$4,980,000	‡
Shares issued on reinvestment	19,709	$266,848	—		—
Shares repurchased	—	—	(1,419)	‡	(20,000)	‡
Net increase	19,709	$266,848	496,581	‡	$4,960,000	‡

†	For the period September 23, 2013 (inception date) to October 31, 2013.

‡	For the period November 30, 2012 (inception date) to October 31, 2013.

8. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets

26	ClearBridge Select Fund 2014 Semi-Annual Report

and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

ClearBridge Select Fund 2014 Semi-Annual Report	27

ClearBridge

Select Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten*

Kenneth D. Fuller President

Frank G. Hubbard

Howard J. Johnson Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

*	Effective April 1, 2014, Ms. Duersten became a Trustee.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge Select Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Select Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Select Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

CBAX015680 6/14 SR14-2219

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	June 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	June 25, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	June 25, 2014